BORROWINGS	12 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
BORROWINGS
BORROWINGS

(a)	Corporate Borrowings
Brookfield Infrastructure has a $1.975 billion senior unsecured revolving credit facility used for general working capital including acquisitions. The $1.975 billion is available on a revolving basis for the full term of the facility. All amounts outstanding under this facility will be repayable on June 28, 2024. All obligations of Brookfield Infrastructure under the facility are guaranteed by our partnership. Loans under this facility accrue interest at a floating rate based on LIBOR plus 1.2%. Brookfield Infrastructure is required to pay an unused commitment fee under the facility of 13 basis points per annum. As at December 31, 2019, draws on the credit facility were $820 million (2018: $510 million) and $54 million of letters of credit were issued (2018: $47 million).

	Maturity	Annual Rate	Currency	2019	2018
Corporate revolving credit facility	June 28, 2024	LIBOR plus 1.2%	US$	820	510
Medium Term Notes(1):
Non-Current:
Public - Canadian	October 30, 2020	3.5%	C$	—	275
Public - Canadian	March 11, 2022	3.5%	C$	346	330
Public - Canadian	February 22, 2024	3.3%	C$	231	220
Public - Canadian	February 22, 2024	3.3%	C$	308	293
Public - Canadian	September 11, 2028	4.2%	C$	384	365
Public - Canadian	October 9, 2029	3.4%	C$	386	—
Total				$2,475	$1,993

(1)	See Note 21 Subsidiary Public Issuers for further details.
On October 7, 2019, Brookfield Infrastructure Finance ULC issued C$500 million of medium-term notes maturing October 9, 2029 with a coupon of 3.4%. On November 6, 2019, the proceeds were used to early redeem C$375 million of medium-term notes maturing October 30, 2020.
On October 30, 2018, Brookfield Infrastructure Finance ULC repaid C$125 million of maturing medium-term notes.
On September 10, 2018, Brookfield Infrastructure Finance ULC issued C$500 million of medium-term notes maturing September 11, 2028 with a coupon of 4.2%. The proceeds were swapped into U.S. dollars on a matched maturity basis at an all-in rate of 4.7%.
The increase in corporate borrowings of $482 million during the year ended December 31, 2019 is due to net draws of $310 million on the corporate revolving credit facility, the issuance of C$500 million of medium-term notes, and the impact of a stronger Canadian dollar relative to the U.S. dollar. These increases were partially offset by the early redemption of C$375 million medium-term notes.
Brookfield Infrastructure has entered into a $500 million revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. The revolving credit facility has an effective date of February 8, 2018 and automatically renews for four consecutive one year terms on the first, second, third and fourth anniversary of such effective date, which would result in it ultimately maturing on February 8, 2023. Brookfield has the option to terminate the agreement prior to February 8 each year by providing Brookfield Infrastructure with written notice. All obligations of Brookfield Infrastructure under the facility were guaranteed by our partnership. Loans under this facility accrued interest on LIBOR plus 2.0% and no commitment fees were incurred for any undrawn balance. As of December 31, 2019, there were $nil (2018: $nil) of borrowings outstanding.

(b)	Non-Recourse Borrowings
The current and non-current balances of non-recourse borrowings are as follows:

US$ MILLIONS	2019	2018
Current	$1,381	$985
Non-current	17,163	12,128
Total	$18,544	$13,113

Non-recourse borrowings have increased by $5.4 billion since year-end. This increase is due to additional borrowings primarily associated with our recent acquisitions and the impact of foreign exchange, partially offset by non-recourse borrowings reclassified to held for sale.
Principal repayments on non-recourse borrowings due over the next five years and thereafter are as follows:

US$ MILLIONS	Utilities	Transport	Energy	Data Infrastructure	Total
2020	$463	$362	$498	$82	$1,405
2021	418	355	240	6	1,019
2022	330	489	750	111	1,680
2023	1,936	361	618	12	2,927
2024	830	560	1,107	6	2,503
Thereafter	1,749	4,475	2,193	725	9,142
Total principal repayments	5,726	6,602	5,406	942	18,676
Deferred financing costs and other	5	(58)	(60)	(19)	(132)
Total - Dec. 31, 2019	$5,731	$6,544	$5,346	$923	$18,544
Total - Dec. 31, 2018	$5,397	$3,444	$3,155	$1,117	$13,113
The weighted average interest rates of non-recourse borrowings are as follows:

US$ MILLIONS	Utilities	Transport	Energy	Data Infrastructure	Total
Dec. 31, 2019	4%	6%	5%	6%	5%
Dec. 31, 2018	4%	6%	6%	6%	5%
Principal repayments on non-recourse borrowings in their local currency are as follows:

US$ MILLIONS, except as noted	Dec. 31, 2019	Local Currency		Dec. 31, 2018	Local Currency
U.S. dollars	$7,801	USD	7,801	$5,317	USD	$5,317
Canadian dollars	2,473	CAD	3,212	1,388	CAD	1,893
British pounds	2,411	GBP	1,819	1,847	GBP	1,447
Brazilian real	1,489	BRL	6,002	1,342	BRL	5,200
Indian rupees	1,427	INR	101,929	565	INR	39,236
Chilean Unidad de Fomento(1)	1,099	UF	29	837	UF	21
Australian dollars	1,010	AUD	1,439	925	AUD	1,312
Peruvian soles	452	PEN	1,497	441	PEN	1,486
Colombian pesos	342	COP	1,124,325	411	COP	1,337,497
New Zealand dollars	40	NZD	59	40	NZD	60

(1)	Chilean Unidad de Fomento is an inflation adjusted unit of account indexed to the Chilean Peso.

(c)	Supplemental Information
Details of the “Changes in liabilities from financing activities”, including both changes arising from cash flows and non-cash changes are as follows:

US$ MILLIONS	2018	Cash Flows	Acquisitions	Foreign Exchange Movement and Other	2019
Corporate borrowings	$1,993	$398	$—	$84	$2,475
Non-recourse borrowings	13,113	3,573	1,972	(114)	18,544